TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated April 28, 2006 to the Prospectuses dated March 1, 2006

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All Funds Offering Class A, B, C, or T Shares

The following information supplements, amends, and replaces the fifth bulleted item in “Waiver of Class A and T Initial Sales Charges” and “Waiver of Class A Initial Sales Charges” (for TA IDEX Multi-Manager International Fund) under “Shareholder Information – Waivers And/Or Reductions Of Charges”:

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For qualified retirement plans that are held through an Omnibus or Network Level 3 account arrangement, TA IDEX will treat Class A share purchases in an amount of less than $1 million as if such purchases were equal to an amount in excess of $1 million. Qualified retirement plans that made Class A share purchases prior to April 28, 2006 without a sales charge may continue to make Class A share purchases without a sales charge. These accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified retirement plan.

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Investors Should Retain This Supplement For Future Use